UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

55 Water Street, New York, New York 10041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 29, 2010

To the Stockholders:

The Annual Meeting of Stockholders of Western Asset High Income Opportunity Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, January 28, 2011 at 10:30 a.m., New York time, for the following purposes:

1. A proposal to elect three Class I Directors to the Fund's Board of Directors; and

2. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 3, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

December 29, 2010

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (which will be made available to you separately) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

55 Water Street, New York, New York 10041

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Western Asset High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, January 28, 2011 at 10:30 a.m., New York time, and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

This Proxy Statement and the accompanying materials are being made available to stockholders on or about December 29, 2010.

The Fund is organized as a Maryland corporation and is a registered investment company.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 620 Eighth Avenue, New York, NY 10018, is the Fund's investment adviser and administrator. Pursuant to respective sub-advisory agreements with LMPFA, Western Asset Management Company ("Western Asset") and Western Asset Management Company Limited ("Western Asset Limited") are the Fund's subadvisors. LMPFA, Western Asset and Western Asset Limited are all wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on the Notice of Internet Availability of Proxy Materials or your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of each nominee in Proposal 1. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Board has fixed the close of business on December 3, 2010 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 75,005,295 shares of Common Stock, par value $0.001 per share, the only authorized class of stock.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 55 Water Street, New York, New York 10041 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposal 1.

Required Vote

• Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a Meeting at which a quorum is present.

• For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

In the event that a quorum is not present, or if sufficient votes to elect Directors in Proposal No. 1 as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on January 28, 2011

The proxy statement and related materials are available at http://www.amstock.com/proxyservices/
viewmaterial.asp?CoNumber=14642

Proposal No. 1: Election of Directors

In accordance with the Fund's Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class I have terms expiring at the Meeting, and they have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2014 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. The terms of office of the remaining Class II and Class III Directors expire at the year 2012 and 2013 Annual Meeting of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) "FOR" the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees is set forth on the following page.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class I Directors until 2014 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. ("Legg Mason & Co.") 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	President, Colman Consulting Co.	24	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	Retired; formerly, Associate General Counsel, Pfizer, Inc.	24	None

Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)	24	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Asia Advisors") (since 1993)

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
The following table provides information concerning the remaining Directors of the Fund:

Class III Directors serving until the 2013 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2007	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	24	Director of two registered investment companies advised by Blackstone Asia Advisors (since 1994)

William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 2007	President, W.R. Hutchinson & Associates Inc. (consulting)	24	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	24	None

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class II Directors serving until 2012 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Professor of Italian and French Languages, Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984-2009).	24	None

INTERESTED DIRECTOR

R. Jay Gerken, CFA* Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board, Trustee, or Director of 149 funds associated with LMPFA and its affiliates (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	136	Former Trustee, Consulting Group Capital Markets Fund (2002-2006)

*  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an officer of LMPFA and certain of its affiliates.

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person's service as a board member of other funds in the Legg Mason fund complex; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Gerken, his or her status as not being an "interested person" as defined in the 1940 Act; and, as to Mr. Gerken, his role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; Mr. Salacuse, academic leadership and managerial experience, international investment experience, world affairs and foreign relations experience and service as a board member of other registered investment companies; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2009:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS

Carol L. Colman	E	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

William R. Hutchinson	E	E

Dr. Riordan Roett	A	B

Jeswald W. Salacuse	A	C

INTERESTED DIRECTOR

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  The term, "Family of Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At December 3, 2010, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Common Stock.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2009.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended September 30, 2010 and the total compensation paid to each Director during the calendar year ended December 31, 2009. The Directors listed below are members of the Fund's Audit and Nominating Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended September 30, 2010 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Period Ended 09/30/10	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Fund and Fund Complex(2) for Calendar Year Ended 12/31/09
Directorships(3)
Carol L. Colman	$14,349	$0	$206,000
Daniel P. Cronin	14,349	0	204,000
Paolo M. Cucchi	13,934	0	204,000
Leslie H. Gelb	13,934	0	203,000
Willian R. Hutchinson	15,763	0	224,000
Dr. Riordan Roett	13,934	0	203,000
Jeswald W. Salacuse	15,701	0	230,000

(1)  Pursuant to prior retirement plans, the Fund made payments of $4,543 to former Directors for the fiscal year ended September 30, 2010.

(2)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(3)  Each Director currently holds 24 investment company directorships within this Fund Complex.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund's operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, Western Asset Limited, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Directors review the Fund's financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the "Nominating Committee") that meet periodically and whose responsibilities are described below.

During the fiscal year ended September 30, 2010, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. R. Jay Gerken serves as Chairman of the Board. Mr. Gerken is an "interested person" of the Fund. The appointment of Mr. Gerken as Chairman reflects the Board's belief that his experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations provides the Board with insight into the Fund's business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of board meetings. Mr. Salacuse serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund's management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board's membership) and the Board's general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset and Western Asset Limited, the Fund's subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund's Audit Committee is composed entirely of all of the Independent Directors: Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Hutchinson serves as the Chair of the Audit Committee and has been determined by the Board to be an "audit committee financial expert." The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met five times during the fiscal year ended September 30, 2010. The Fund's Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on May 21, 2010, a copy of which is attached as Annex A to the Fund's proxy statement.

Nominating Committee

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Cronin serves as the Chair of the Nominating Committee. The

Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the fiscal year ended September 30, 2010. The Fund's Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 11, 2010, a copy of which was filed as Annex B to the Fund's proxy statement dated December 31, 2009.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Risk Oversight

The Board's role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund's investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Officers

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Kaprel Ozsolak Legg Mason & Co. 55 Water Street, New York, NY 10041 Birth year: 1965	Chief Financial Officer	Since 2007	Director of Legg Mason & Co.; Chief Financial Officer of certain mutual funds associated with Legg Mason; Formerly, Treasurer of certain mutual funds associated with Legg Mason or its affiliates (prior to 2010); Formerly Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002-2004)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
John Chiota Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1968	Identity Theft Prevention Officer	Since 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Steven Frank Legg Mason & Co. 55 Water Street, New York, NY 10041 Birth Year: 1967	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2002); Treasurer of certain funds associated with Legg Mason or its affiliates (since 2010); formerly, Controller of certain funds associated with Legg Mason or its predecessors (from 2005 to 2010); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001-2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as LMPFA, Western Asset and certain of their affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended September 30, 2010, all such filing requirements were met with respect to the Fund, except, due to an administrative oversight, with respect to the following persons and entities, who each made a late filing of an initial Form 3: Jeffrey Nattans, Director of Western Asset since June 18, 2009 and David Odenath, Director of Western Asset since April 8, 2009.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on November 15, 2010, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2010.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

November 15, 2010

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Board of Directors, including the Directors who are not "interested" persons unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ended September 30, 2009 and September 30, 2010 for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $34,500 and $37,300, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended September 30, 2009 and September 30, 2010 were $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended September 30, 2009 and September 30, 2010 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended September 30, 2009 and September 30, 2010 were $3,400 and $3,600, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended September 30, 2009 and September 30, 2010 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended September 30, 2009 and September 30, 2010.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended September 30, 2009 and September 30, 2010.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

For the Fund, the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the fiscal years ended September 30, 2009 and September 30, 2010; Tax Fees were 100% and 100% for the fiscal years ended September 30, 2009 and September 30, 2010; and for Other Fees paid were 100% and 100% for the fiscal years ended September 30, 2009 and September 30, 2010.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended September 30, 2009 and September 30, 2010 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% Beneficial Ownership

At December 3, 2010, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund's capital stock outstanding is noted in the table below. As of the close of business on December 3, 2010, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 74,475,936 shares, equal to approximately 99% of the Fund's outstanding shares, including the shares shown below.

Percent		Name	Address
10.40	%(1)	First Trust Advisors L.P. and affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187
6.19	%(2)	Loomis, Sayles & Co., L.P.	One Financial Center Boston, MA 02111

(1)  Based upon information obtained from Schedule 13G/A filed with SEC on October 7, 2010.

(2)  Based upon information obtained from Schedule 13G/A filed with SEC on February 16, 2010.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than August 31, 2011. Any stockholder who desires to bring a proposal at the 2011 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 7th Floor, Stamford, CT 06902) during the period from October 30, 2011 to November 29, 2011. However, if the Fund's 2011 Annual Meeting of Stockholders is held earlier than December 29, 2011 or later than March 29, 2012, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2011 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2011 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2011 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset High Income Opportunity Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 7th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and are expected to be approximately $133,000. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

December 29, 2010

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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ANNEX A

AUDIT COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Legg Mason Partners Fund Advisor, LLC or one of its affiliates ("Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial reporting, (ii) the Fund's compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund's independent registered public accountants and (iv) the performance of the Fund's internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

The Fund's independent registered public accountants are accountable to the Committee.

The Committee shall:

1.  Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.  Confirm with any independent registered public accountants retained to provide audit services that the independent registered public accountants has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.  Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accountants

1  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, and fairness opinions; (iv) actuarial services; (v) internal audit services; (vi) management functions; (vii) human resources; (viii) broker or dealer; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.  Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.  Review, in consultation with the independent registered public accountants, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

6.  Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.  Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management's response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.  Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

9.  Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.  For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.  For each closed-end Fund, obtain and review a report by the Fund's independent registered public accountants describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent registered public accountants and the Fund.

12.  For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.  For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent registered public accountants.

14.  For each closed-end Fund, discuss with management and the Fund's independent registered public accountants the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

15.  For each closed-end Fund, discuss with management, prior to the printing and distribution of the Fund's semi-annual report, the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance. The Committee may delegate the foregoing to a sub-committee of the Committee composed of two or more members (the "Sub-Committee"), as may be determined by the Committee and reflected in the Committee's minutes.

16.  For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

17.  For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange's Listed Company Manual or as set forth in the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent registered public accountants outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

This Charter may be amended by a vote of a majority of the Board members.

APPENDIX A
Amended as of August 11, 2010

CLEARBRIDGE ENERGY MLP FUND INC. ("CEM")

LMP CAPITAL AND INCOME FUND INC. ("SCD")

LMP CORPORATE LOAN FUND INC. ("TLI")

LMP REAL ESTATE INCOME FUND INC. ("RIT")

WESTERN ASSET EMERGING MARKETS DEBT FUND INC. ("ESD")

WESTERN ASSET EMERGING MARKETS INCOME FUND INC. ("EMD")

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. ("GDO")

WESTERN ASSET GLOBAL HIGH INCOME FUND INC. ("EHI")

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC. ("GDF")

WESTERN ASSET HIGH INCOME FUND INC. ("HIF")

WESTERN ASSET HIGH INCOME FUND II INC. ("HIX")

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. ("HIO")

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC. ("HYI")

WESTERN ASSET INFLATION MANAGEMENT FUND INC. ("IMF")

WESTERN ASSET INTERMEDIATE MUNI FUND INC. ("SBI")

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC. ("IGI")

WESTERN ASSET MANAGED HIGH INCOME FUND INC. ("MHY")

WESTERN ASSET MANAGED MUNICIPALS FUND INC. ("MMU")

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC. ("DMO")

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC. ("MTT")

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. ("MHF")

WESTERN ASSET MUNICIPAL PARTNERS FUND INC. ("MNP")

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC. ("GFY")

WESTERN ASSET WORLDWIDE INCOME FUND INC. ("SBW")

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WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset High Income Opportunity Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on January 28, 2011, at 10:30 a.m., Eastern Standard Time and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

Please refer to the proxy statement for a discussion of the Proposals.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET

HIGH INCOME OPPORTUNITY FUND INC.

January 28, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14642

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	012811

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote “FOR” the following proposal:
1. Election of Class I Directors: to serve until the 2014 Annual Meeting of Stockholders.			Any other business that may properly come before the Meeting
NOMINEES:
☐	FOR ALL NOMINEES	Carol L. Colman Daniel P. Cronin	Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Jeswald W. Salacuse
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check the box to the right if ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐	you will be attending the Meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.